Commitments	12 Months Ended
Dec. 31, 2022
Commitments
Commitments
32 Commitments

a. Contracts

Subsidiary Ultracargo Logística has agreements with CODEBA, with Complexo Industrial Portuário Governador Eraldo Gueiros and with Empresa Maranhense de Administração Portuária, in connection with its port facilities in Aratu, Suape and Itaqui, respectively. Such agreements establish a minimum cargo movement, as shown below:

Port	Minimum movement per year	Maturity
Aratu (*)	900,000 ton.	2022
Suape	250,000 ton.	2027
Suape	400,000 ton.	2029
Aratu	465,403 ton.	2031
Itaqui	1,468,105 m3	2049

(*) Contract in renovation phase with the competent organ.

If the annual movement is less than the minimum contractual movement, the subsidiary is liable to pay the difference between the effective movement and the minimum contractual movement, based on the port tariff rates in effect on the date established for payment. As of December 31, 2022, these rates were R$ 8.71 and R$ 3.05 per ton for Aratu and Suape, respectively, and R$ 0.94 per m³ for Itaqui. According to contractual conditions and tolerances, as of December 31, 2022, there were no relevant pending issues regarding the minimum purchase limits of the contract.

b. Port area lease

On April 9, 2021, the Company, through its subsidiary Ultracargo Logística, won the auction for leasing the IQI13 area at the Itaqui port, State of Maranhão, for storage and handling of liquid bulk products, especially fuels. In the leased area, a new terminal will be built with a minimum installed capacity of 79 thousand cubic meters. The lease will have a minimum duration of 20 years according to the auction notice. For this capacity, investments of approximately R$ 310 million are estimated, including the amount related to the grant, to be disbursed in up to six years after signing of the contract on August 17, 2021.